UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2022

Liberty Resources Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40883	86-3485220
(Commission File Number)	(IRS Employer Identification No.)

78 SW 7th Street

Suite 500

Miami, Florida 33130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 1-305-809-7217

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	LIBYU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	LIBY	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LIBYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Acquisition Letter

This section describes the material provisions of the Acquisition Letter (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Acquisition Letter, a copy of which is attached hereto as Exhibit 2.1. Unless otherwise defined herein, the capitalized terms used below are defined in the Acquisition Letter

On August 5, 2022, Liberty Resources Acquisition Corp. (“Liberty” or the “Company”), Caspi Oil Gas LLP (“Caspi”) and Caspi’s owner, Markmore Energy (Labuan) Limited (“Markmore”), entered into a binding amendment that, among other things, made a previously executed nonbinding acquisition letter (as amended, the “Acquisition Letter”) for a transaction (the “Transaction”) that will result in Caspi becoming a publicly traded company into a binding agreement. Under the Acquisition Letter, Caspi will not engage in discussions relating to, or enter into any agreement for, any merger, financing, or similar transaction until after 5:00 p.m., New York Time on September 15, 2022 (the “exclusivity period”), and the parties will use their reasonable best efforts to execute a business combination agreement for the Transaction on or before the termination of the exclusivity period. The exclusivity period may be extended by mutual agreement of the parties.

Conditions to Execution of Definitive Business Combination Agreement

The execution of the definitive business combination agreement for the Transaction is subject to the satisfaction or waiver of specified conditions, including:

•	the restructuring of Caspi,

•	completion of due diligence by all parties,

•	the negotiation of the definitive business combination agreement,

•	the receipt of the consent of the creditors of Caspi to the Transaction,

•	the delivery of a PCAOB-compliant audit of Caspi,

•	the approval of the board of directors and shareholders of Markmore,

•	receipt by the board of directors of Liberty of a fairness opinion from an independent investment bank, and

•	receipt of binding commitments for an additional equity financing of at least $120.0 million.

Transaction Overview

The proposed Transaction values Caspi at a $427.7 million enterprise value and at a pro forma market capitalization of approximately $452 million, assuming a $10.00 per share price and no redemptions by Liberty stockholders, and will provide a minimum of $55 million of net proceeds to the company after payment of Transaction expenses, assuming no redemptions. As part of the Transaction, Liberty will assume liabilities of Caspi of $50.0 million and make a payment of $50.0 million to the current owners of Caspi. The current owners of Caspi will also receive approximately 32.7 million shares of the combined company’s common stock.

Additionally, upon the completion of a central processing complex and the commencement of commercial production of gas and condensate, the combined company will annually pay the current owner of Caspi an amount equal to the greater of (a) 50% of the net revenue (i.e., gross revenue less production costs and capex) attributable to the combined company’s sale of gas during any period in which the combined company is commercially producing gas, plus 40% of all revenue attributable to the combined company’s sale of condensate during any period in which the combined company is commercially producing condensate, or (b) $15 million.

The parties anticipate raising additional equity financing of at least $120.0 million that will be committed at the time of the signing of the definitive business combination agreement. In addition, upon the closing of the business combination, the new entity expects to declare a dividend of at least $0.50 per share of outstanding common stock.

Trust Account Waiver

Under the Acquisition Letter, Caspi agrees that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in Liberty’s trust account held for its public shareholders, and agrees not to, and waives any right to, make any claim against the trust account (including any distributions therefrom).

The Acquisition Letter should not be read alone, but should instead be read in conjunction with the other information regarding Liberty and its affiliates and business included in the filings Liberty makes with the Securities and Exchange Commission.

Information about Caspi

Caspi is a limited liability company organized under the laws of Kazakhstan and is the concession owner of the Rakushechnoye Oil Field, located in West Kazakhstan. The Rakushechnoye License Block is located onshore Caspian Sea of the Mangyshlak peninsula, West Kazakhstan. It covers an area of about 287 sq km in the south-western Manghystau Province. Geologically the field lies within the South Mangyshlak sedimentary basin and the two largest fields, Zhetybai and Uzen, are located approximately 65 kilometers to the north and 85 kilometers to the northeast respectively.

Item 7.01	Regulation FD Disclosure

On August 10, 2022, Liberty issued a press release announcing the execution of the Acquisition Letter. The press release is attached hereto as Exhibit 99.1.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find It

In connection with the proposed Transaction, Liberty intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a Current Report on Form 8-K announcing the entry into the definitive business combination agreement for the Transaction, a registration statement on Form F-4, which will include a proxy statement/prospectus of Liberty, and other documents regarding the proposed Transaction. Liberty’s stockholders and other interested persons are advised to read, when available, the Current Report on Form 8-K, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed Transaction, as these materials will contain important information about Caspi, Liberty, and the proposed Transaction. Promptly after the Form F-4 is declared effective by the SEC, Liberty will mail the definitive proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the meeting relating to the approval of the business combination and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and stockholders of Liberty are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed Transaction. The documents filed by Liberty with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, (Commission File No: 001-40883), or by directing a request to Liberty Resources Acquisition Corp., 78 SW 7th Street, Suite 500, Miami, Florida 33130.

Participants in the Solicitation

Liberty and its directors and executive officers may be deemed participants in the solicitation of proxies from its stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Liberty will be included in the proxy statement/prospectus for the proposed business combination when available at www.sec.gov. Information about Liberty’s directors and executive officers and their ownership of Liberty common stock is set forth in Liberty’s prospectus, dated November 3, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

Caspi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Liberty in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

This communication includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” “anticipate,” “will likely result” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, including those regarding the terms of Liberty’s proposed business combination with Caspi, Liberty’s ability to consummate the proposed transaction on the stated timeline, Caspi’s use of proceeds from the proposed transaction, the benefits of the transaction, anticipated timing of the proposed business combination, and the combined company’s future performance relative to other oil and gas companies, the combined company’s strategy, operations, growth plans and objectives of management, the performance of the natural gas industry, Caspi’s market expansion, and the possible effect of regulations on the oil and gas industry designed to mitigate the effects of climate change are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of Liberty and Caspi and are not predictions of actual performance.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Liberty or Caspi. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of Liberty or Caspi is not obtained; that the required approvals of the Kazakhstan government are not obtained; the restructuring of Caspi is not finalized or the creditors of Caspi do not consent to the transaction; the inability to complete a PIPE offering in connection with the proposed business combination; failure to realize the anticipated benefits of the proposed business combination; risk relating to the uncertainty of the projected financial information with respect to Caspi; the amount of redemption requests made by Liberty’s shareholders; the overall level of demand for oil and gas and the ability of Caspi to deliver its products to the global market; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the ability to maintain the listing of Liberty’s securities on the NASDAQ where it is believed that it will be the first listed company with its operations principally in Kazakhstan; Caspi’s ability to implement its business strategy; changes in governmental regulation, Caspi’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to Caspi's business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of Caspi's suppliers, as well as consumer demand for oil and gas, in light of disease epidemics and health-related concerns such as the COVID-19 global pandemic; the impact that global climate change trends may have on Caspi and its suppliers and customers or that regulations seeking to mitigate climate change could adversely affect Caspi’s production; Caspi’s ability to recruit and retain qualified personnel to deliver their services; any breaches of, or interruptions in, Caspi’s information systems; fluctuations in foreign currency; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. The foregoing list of potential risks and uncertainties is not exhaustive. More information on potential factors that could affect Liberty’s or Caspi’s financial results is included from time to time in Liberty’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the other documents Liberty has filed, or will file, with the SEC, including a registration statement on Form F-4 that will include proxy statements/prospectus that Liberty intends to file with the SEC in connection with Liberty’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or Liberty’s or Caspi’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Liberty nor Caspi presently know, or that Liberty and Caspi currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Liberty’s and Caspi’s expectations, plans or forecasts of future events and views as of the date of this press release. Neither Liberty nor Caspi gives assurance that either Liberty or Caspi, or the combined company, will achieve its expectations. Liberty and Caspi anticipate that subsequent events and developments will cause their assessments to change. However, while Liberty and Caspi may elect to update these forward-looking statements at some point in the future, Liberty and Caspi specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Liberty’s or Caspi’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Acquisition Letter dated May 16, 2022 and First Amendment to Acquisition Letter dated August 5, 2022.

99.1	Press Release dated August 10, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY RESOURCES ACQUISITION CORP.

Date: August 10, 2022	By:	/s/ Dato’ Maznah Binti Abdul Jalil
Dato’ Maznah Binti Abdul Jalil
Chief Executive Officer